Exhibit 99.1

Filed pursuant to Rule 425 under the Securities Act of 1933, as amended, and deemed filed pursuant to Rule14a-12under the Securities Exchange Act of 1934, as amended
Filing Person: W. P. Carey Inc.

Subject Company: Corporate Property Associates 16 – Global Incorporated
Commission File No.: 001-32162

Investing for the Long RunTM September 2013

Cautionary Statement Concerning Forward-Looking Statements: Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding intent, belief or expectations and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the benefits of the proposed merger of CPA®:16 — Global with and into a wholly owned subsidiary of W. P. Carey (the “Merger”), annualized dividends, funds from operations coverage, integration plans and expected synergies, anticipated future financial and operating performance and results, including estimates of growth, and the expected timing of completion of the proposed Merger. These statements are based on the current expectations of the management of W. P. Carey. It is important to note that the actual results of W. P. Carey or of the combined company following the consummation of the proposed Merger could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s and CPA®:16 – Global’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in each company’s Annual Report on Form 10-K for the year ended December 31, 2012. These risks, as well as other risks associated with the proposed Merger will be more fully discussed in the Joint Proxy Statement/Prospectus that will be included in the Registration Statement on Form S-4 that W. P. Carey Inc. and CPA®:16 – Global will file with the SEC in connection with the proposed Merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey and CPA®:16 – Global do not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events. Additional Information and Where to find it: This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. W. P. Carey intends to file a registration statement on Form S-4 that will include a joint proxy statement / prospectus and other relevant documents to be mailed by W. P. Carey and CPA®:16 - Global to their respective security holders in connection with the proposed Merger. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA®:16 - GLOBAL AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials (when they become available) and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials (when they become available) will also be available free of charge by accessing W. P. Carey’s website (http://www.wpcarey.com) or by accessing CPA®:16 - Global’s website (http:www.cpa16.com). Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:16 - Global, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Participants in the Proxy Solicitation: Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 30, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding CPA®:16 – Global’s directors and executive officers is available in its proxy statement filed with the SEC by CPA®:16 – Global on April 26, 2013 in connection with its 2013 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC when they become available. Investing for the Long RunTM | 2 Disclosures

Non-GAAP Financial Disclosure Funds from operations (“FFO”) is a non-GAAP measure defined by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income or loss (as computed in accordance with GAAP) excluding: depreciation and amortization expense from real estate assets, impairment charges on real estate, gains or losses from sales of depreciated real estate assets and extraordinary items; however FFO related to assets held for sale, sold or otherwise transferred and included in the results of discontinued operations are included. These adjustments also incorporate the pro rata share of unconsolidated subsidiaries. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers. Although NAREIT has published this definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations. We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries and unrealized foreign currency exchange gains and losses. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude expenses related to the CPA®:15 Merger and realized gain/losses on foreign exchange and derivatives which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as adjusted funds from operations (“AFFO”). We exclude these items from GAAP net income as they are not the primary drivers in our decision making process and excluding those items provides investors a view of our portfolio performance over time and make it more comparable to other REITs which are currently not engaged in acquisitions and mergers. We use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation. We believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better assess the sustainability of our operating performance without potentially distorting the impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP, as alternatives to cash from operating activities computed under GAAP or as indicators of our ability to fund our cash needs. Pro Rata Amounts This presentation contains certain measures prepared under the pro rata consolidation method, which is not in accordance with GAAP. We refer to these non-GAAP measures as pro rata measures. We believe that these pro rata measures, including primarily “pro rata debt”, are useful to investors as they provide supplemental information on the nature and performance of our investments that is not easily discernible in the equivalent GAAP measures. Consistent with industry practice and as a means of procuring opportunities and sharing risk, we have a number of investments, usually with our affiliates, in which our economic ownership is less than 100%. Under the full consolidation method required under GAAP, we report 100% of the assets, liabilities, revenues and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, under GAAP, for all other jointly-owned investments, we report our net investment and our net income or loss from that investment. Under the pro rata consolidation method, we generally present our proportionate share, based on our economic ownership of these jointly-owned investments, of the assets, liabilities, revenues and expenses of those investments, as we use this information to evaluate our financial performance without including any ownership of the other investors. Our non-GAAP measures are not intended to be performance measures that should be regarded as alternatives to or more meaningful than, our GAAP measures. All data is as of June 30, 2013 unless otherwise noted. Investing for the Long RunTM | 3 Disclosures

Investing for the Long RunTM | 4 W. P. Carey is the largest owner/manager of triple net lease assets We have a proven credit and real estate underwriting platform that drives investment performance Our unique business model provides: Stable cash flows from long-term leases to creditworthy tenants, with contractual increases Solid stream of fee income stemming from $8.8 billion of Assets Under Management (AUM)(1) Access to two distinct channels for capital versus only one for a typical public REIT The result is a well-covered, stable dividend; expectation for continued growth (1) Includes the estimated value of assets under management, cash and distributions payable as of June 30, 2013. Investment Highlights

Investing for the long runTM | 5 WPC Inc. Timeline (1) Past performance does not guarantee future results. (2) Includes market cap based on $66.17 share price and pro rata debt as of June 30, 2013. Founded in 1973 and publicly listed since 1998, W. P. Carey (NYSE: WPC) is a publicly traded REIT specializing in sale-leaseback investments of corporate-owned real estate worldwide Assets Under Ownership and Management have increased over 50% during the last three years(1)

Our Business Model Manages CPA® REITs and CWI Manages $8.8 billion of net-leased real estate Generates approximately 7% of AFFO in fee income from managing the day-to-day operations of real estate investments for these funds Owns Diversified Net Lease Portfolio Owns $6.6 billion of net-leased real estate(1) Generates approximately 93% of AFFO through its owned real estate assets(2) (1) Includes market cap based on $66.17 share price and pro rata debt as of June 30, 2013. (2) Includes our first six months of 2013 annualized pro rata share of AFFO from real estate ownership and equity investments. Investing for the Long RunTM | 6 YTD 2013 AFFO

Our Business Model

W. P. CAREY

Net Lease Portfolio

Directly-Owned Assets

Joint Ventures

FFO from Ownership in the CPA® REITs

- CPA®:16 – Global: 18.6%
- CPA®:17 – Global: 1.6%
- CWI: 0.4%

Special GP interest: Up to 10% of Available Cash[1]

- CPA®:16 – Global
- CPA®:17 – Global
- CPA®:18 – Global

Investment Management

Structuring Revenues

- Up to 4.5% acquisition fee[2]

Asset Management Revenue[3]

- 0.5% management fee
  - CPA®:16 – Global
  - CPA®:17 – Global
  - CPA®:18 – Global
  - CWI
- Back end participation
  - 15% of gain over a 6% return

(1) We receive up to 10% of distributions of available cash from the operating partnerships of CPA®:16 – Global, CPA®:17 – Global, CPA®:18 – Global and CWI, which is defined as cash generated from operations, excluding capital proceeds, as reduced by operating expenses and debt service, excluding prepayments and balloon payments.

(2) We generally receive structuring revenue of up to an average of 4.5% of the total cost of all investments made by each CPA®: REIT. For certain types of non-long term net lease investments acquired on behalf of CPA®:17 – Global and CPA®:18 – Global, structuring revenue may range from 0% to 1.75% of the equity invested plus the related structuring revenue. For CWI, we earn structuring revenue of 2.5% of the total investment cost of the properties acquired.

(3) We generally earn base asset management revenue of 0.5% of average invested assets.

Investing for the long run™ | 7

Investing for the long runTM | 8 Program Program Life Total Return as % of Original Investment Average Annual Total Return (Net of Fees) IRR (Net of Fees) CPA®:1 1979-1998 237% 7.2% 7.0% CPA®:2 1980-1998 369% 14.9% 13.2% CPA®:3 1982-1998 408% 18.8% 15.1% CPA®:4 1983-1998 310% 13.9% 12.2% CPA®:5 1984-1998 210% 7.7% 8.6% CPA®:6 1985-1998 264% 12.5% 10.6% CPA®:7 1987-1998 215% 10.2% 9.8% CPA®:8 1988-1998 229% 13.1% 11.5% CPA®:9 1989-1998 184% 9.6% 9.3% CPA®:10 1991-2002 208% 8.8% 8.6% CPA®:11 1992-2004 242% 11.2% 9.6% CPA®:12 1994-2006 237% 10.9% 9.4% CPA®:14 1998-2011 217% 9.0% 8.2% CPA®:15 2002-2012 202% 9.7% 8.5% Average 13 years 252% 11.2% 10.1% Note: Calculated assuming investment at program inception. CPA® Program Performance

Investing for the Long RunTM | 9 Generate attractive risk-adjusted returns by identifying growing companies with real estate assets globally Create upside through lease escalations, credit improvements and real estate appreciation Protect downside by combining credit and real estate underwriting with sophisticated structuring and direct origination Evaluate each transaction on: creditworthiness of tenant strategic importance of the asset to the tenant the underlying value of the real estate the transaction’s structure and pricing Our Investment Strategy

Investing for the long runTM | 10 Total Transactions* 2004 - YTD 2013 International / CWI International U.S. CWI *Includes transactions by WPC and the Managed REITS; includes estimated funding commitments for build-to-suit investments through August 30, 2013.

Our Real Estate Portfolio

Current market capitalization of approximately $6.6 billion* High-quality portfolio of premium assets 423 properties(1) 40 million square feet(2) 123 tenants 99% occupancy(3) Diversified portfolio across geographies, industries and property types Average lease term of 8.8 years Investing for the Long RunTM | 12 WPC Portfolio by Property Type(4) WPC Portfolio by Geography(4) * Includes market cap based on $66.17 share price and pro rata debt as of June 30, 2013. (1) Excludes operating properties. (2) Reflects square feet on a pro rata basis as of June 30, 2013. Excludes operating properties. (3) Based on percentage of the portfolio’s total pro rata square footage that was subject to lease. (4) Based on pro rata Annualized Contractual Minimum Base Rent (“ABR”) as of June 30, 2013. (5) Other includes: Child Care and Social Services; Education; Hospitality; Sports; Theater; and Unoccupied Land. W. P. Carey’s Current Portfolio

Investing for the Long RunTM | 13 Diversification: By Geography

Investing for the Long RunTM | 14 Diversification: By Tenant Industry Diversification by Tenant Industry(1) (1) Based on pro rata ABR and exchange rates as of June 30, 2013.

Top 10 Tenants Annualized Rent ($’000)(1) % of Total Leading German Do-It-Yourself (DIY) retailer with a broad footprint across Germany and Austria $26,379 8% North America’s largest moving and storage operator with nearly 16,000 locations across the U.S. and Canada; Annual revenues in excess of $2 billion 18,741 6% World’s second-largest food retailer, based on sales, with over 15,000 stores across Europe, Asia and South America; Annual sales of approximately $115 billion 16,294 5% Leading lodging company with more than 3,700 lodging properties in 73 countries; Annual revenues in excess of $12 billion 16,100 5% Leading European DIY retailer with more than 530 stores in central and eastern Europe Private company owned by the Tengelmann Group 13,430 4% Provides post-secondary education for professional automotive, collision repair, motorcycle and marine technicians; Annual revenues in excess of $100 million 10,327 3% World's #1 express transportation provider, delivering more than 8 million packages daily to 220 countries; Annual revenues in excess of $41 billion 7,574 2% One of the largest retailer-owned hardware cooperatives with more than 4,700 stores worldwide 7,243 2% Foster Wheeler is a leading international engineering, construction and project management contractor and power equipment supplier; Annual revenues of approximately $4.5 billion 6,510 2% Finnish financial services group which provides its corporate and institutional customers with banking, non-life insurance and asset management services and individuals with non-life insurance and private banking services; Annual revenues of approximately $1 billion 5,524 2% Top 10 Total $128,122 40% Investing for the Long RunTM | 15 (1) Based on pro rata ABR and exchange rates as of June 30, 2013. Note: Company financial and valuation metrics as per CapitalIQ. Major Tenants: Established Corporate Credits

Investing for the Long RunTM | 16 Stable Cash Flows from Long-Term Leases Lease Maturity Schedule(1) Average lease term of 8.8 years Low near-term rollover: 13.1% through 2015 (1) Based on pro rata ABR and exchange rates as of June 30, 2013.

97% of leases include either fixed or CPI-based rent increases or percentage rent. Investing for the Long RunTM | 17 Internal Growth from Built-In Rent Increases Built-In Contractual Rent Increases(1) (1) Based on pro rata ABR and exchange rates as of June 30, 2013.

Financial Results

Financial Highlights Investing for the Long RunTM | 19 Broad access to equity capital Public – REIT conversion increased liquidity and access to public capital Private – W. P. Carey raised $2.9 billion via CPA®:17 – Global and $540 million via Carey Watermark Investors(1); CPA®:18 – Global, its current non-traded REIT offering, can raise up to $1 billion Conservative capital structure Total Debt to Total Market Cap of 31%(2) Strategic use of non-recourse leverage Well-covered dividend WPC has increased quarterly dividends each of the past 49 consecutive quarters Annual dividend growth has averaged 4.5% from Q2 1999 – Q2 2013(3) Matching debt financing and rental income currency to mitigate risk (1) As of August 27, 2013. Includes market cap based on $66.17 share price and total debt as of June 30, 2013. Past performance does not guarantee future results.

Investing for the Long RunTM | 20 Strong Balance Sheet (1) Based on $66.17 share price as of June 30, 2013 and second quarter annualized dividend of $3.36 per share. (2) Based on second quarter 2013 annualized dividend of $3.36 and AFFO per share for the six months ended June 30, 2013 annualized. (3) Represents debt maturity on a pro rata basis. (4) Includes outstanding recourse debt on the unsecured line of credit (19% of total debt maturities). Company Metrics Debt Maturity Schedule(3) Capitalization As of June 30, 2013 Equity Market Capitalization $4.6 billion Total Pro Rata Debt $2.0 billion Total Capitalization $6.6 billion Selected Metrics Total Pro Rata Debt/Total Market Cap 31% Current Dividend Annualized $3.36 Dividend Yield(1) 5.1% Q1 2013 Dividend Payout(2) 81% Weighted Average Interest Rate 4.6% % Investment Grade Tenants 30.1% 4

Consistent Historical Growth W. P. Carey has increased its dividend every year since going public in 1998 Current annualized rate of $3.36 per share, representing a 48% increase over the second quarter of 2012 Dividend Well Covered AFFO payout ratio of 81% based on current annualized dividend rate and results for the six months ended June 30, 2013 Note: Annualized dividend per share reflects annualized fourth quarter dividend per share for the respective year. Note: Past performance does not guarantee future results. *Represents the second quarter 2013 dividend on an annualized basis. Historical Dividend Growth Investing for the Long RunTM | 21 Annualized Dividend per Share

Investing for the Long RunTM | 22 Note: Past performance does not guarantee future results. Source: SNL Financial LC, Charlottesville, VA, 2013, www.snl.com Returns have outpaced major indices, including the S&P 500 and the MSCI US REIT Index Five-Year Total Return Comparison Five-Year Total Return Comparison

Proposed Merger with CPA®: 16 - Global

Transaction Overview Investing for the long runTM | 24 W. P. Carey Inc. is proposing to merge with CPA®:16 – Global, one of its managed non-traded REITs, in an all-stock transaction valued at approximately $4.0 billion, including pro-rata debt. The proposed Merger would further implement W. P. Carey’s overall business strategy of growing net lease real estate assets under ownership. The transaction is expected to be accretive to AFFO per share and W. P. Carey currently anticipates that the transaction will allow it to increase the combined company’s annualized dividend to a minimum of $3.52 per share. Post-merger, the combined company would have a total enterprise value (“TEV”) of $10.1 billion.

Transaction Details

W. P. CAREY

Transaction Consideration	• 100% stock-for-stock transaction; each share of CPA®:16 – Global will be converted into WPC common stock based on the following exchange ratio: – Floating exchange ratio and fixed $11.25 share price for CPA®:16 – Global within a collar 12% above and below a WPC reference share price of $69.42 – As a result of the collar, the exchange ratio will not exceed 0.1842 or be less than 0.1447 – Exchange ratio will be set using a volume weighted average price for WPC prior to closing • W. P. Carey will assume approximately $1.7 billion of CPA®:16 – Global debt(1)
Financial Impact	• Transaction expected to be immediately accretive to AFFO – Expected accretion to 2014E AFFO of approximately $0.20 - $0.50 within the floating exchange ratio collar – CPA®:16 – Global purchase price implies 2014 estimated AFFO multiple of 13.8x and a 7.7% cap rate • Expected dividend increases to a minimum of $3.52 per share. • Modest increase in leverage (from 28% to 36%)(2)
Pro Forma Ownership	CPA®:16 – Global stockholders (excluding the ~18.6% of CPA®:16 – Global shares currently owned by W. P. Carey) will own approximately 28% of the combined company.
Go Shop	The Merger agreement contained a 30-day go shop provision pursuant to which the special committee of CPA®:16 – Global's Board of Directors actively solicited potential alternative transactions to the proposed merger. This period expired on August 24.
WPC Management and Board	No changes anticipated.
Timing(3)	Transaction currently expected to close Q1 2014, subject to stockholder approvals and other customary closing conditions.

(1) 100% share of debt
(2) Net debt to enterprise value
(3) There can be no assurance that the transaction will close at this time, if at all.

Investing for the long run™ | 25

Benefits of the Transaction Investing for the long runTM | 26 Enhances portfolio and increases scale: Improves the quality of W. P. Carey’s earnings through increased diversification and by continuing the shift in revenue mix towards stable real estate rental income Continues W. P. Carey’s evolution from a hybrid LLC that derived the majority of its revenue from investment management into a large net-lease REIT Substantially increases W. P. Carey’s size, resulting in a pro forma equity market capitalization of approximately $6.5 billion and a total enterprise value of $10.1 billion Financial benefits: Supports the continuation of W. P. Carey’s long-standing tradition of stable dividend growth through anticipated accretion to AFFO share, with an anticipated post-transaction minimum annualized dividend of $3.52 per share Positions W. P. Carey for the future: Enhances W. P. Carey’s position for future access to diverse, efficiently priced sources of capital Simplifies W. P. Carey’s GAAP financial statements by consolidating joint ventures with CPA®:16 – Global as well as its existing ~18.6% ownership interest in CPA®:16 – Global Increased float after the transaction will provide additional market support through index rebalancing(1) Enhances W. P. Carey’s position as a premier investment manager in the non-traded REIT sector with the 15th successful liquidation of one of its CPA® programs (1) W. P. Carey is currently included in the following indexes: MSCI US REIT, FTSE NAREIT All REITs, FTSE NAREIT Composite, S&P Global Property, S&P Global REIT, Morgan Stanley Midcap 450, FTSE EPRA/NAREIT Global Real Estate, Dow Jones All Equity REIT, the GPR 250 and the Russell 1000. Benefits of the Transaction

W. P. Carey Current (1) (3) CPA®:16 – Global (2) (3) Combined Company (3) Number of Properties 423 488 733 Number of Tenants 123 141 234 Square Footage 40 million 46 million 86 million Annualized Contractual Minimum Rent $317 million $326 million $653 million No. of Countries 10 13 16 Average Lease Term 8.8 years 9.9 years 9.35 years Occupancy 99% 98% 98% Top 10 Tenant Concentration 40% 27% 30.4% % of Investment Grade Tenants 30% 13% 21.3% Weighted Average Interest Rate 4.6% 5.4% 5.0% The Combined Portfolio Investing for the long runTM | 27 (1) W. P. Carey Current reflects results as of June 30, 2013 (2) CPA®:16 - Global reflects actual results as of June 30, 2013 (3) Reflects pro-rata joint venture ownership of certain properties

Transaction Process and Timing Investing for the long runTM | 28 Announce Transaction July 25, 2013 Stockholder Votes for W. P. Carey and CPA®:16 – Global Anticipated Q4 2013 Close Transaction Q1 2014, subject to stockholder approvals and other customary closing conditions* * There can be no assurance that the proposed merger will close by the anticipated quarter, if at all.

APPENDIX

Investing for the Long RunTM | 30 Blue Cross and Blue Shield of Minnesota Facility Type Six-building headquarters campus and two additional properties Purchase Price $169 million Location Minneapolis, Aurora and Virginia, MN Blue Cross of Minnesota was chartered in 1933 as Minnesota's first health plan Blue Cross health plan is the largest health plan in Minnesota with $2.8 billion in total revenues and 41% market share The company is a conservatively run organization with strong capitalization and no long term debt Investment Strategy

Investing for the Long RunTM | 31 The New York Times Company Facility Type Global Headquarters Purchase Price $234 million Location New York City Constructed for approximately $500 million in 2007 Purchased for $234 million - 40% of the appraised value of the asset 15-year lease, initial cap rate of 10.75%, fixed annual escalations Facility houses NYT’s senior executive team and main news desk – critical to the entire enterprise Transaction closed in March 2009 Investment Strategy

Investing for the Long RunTM | 32 C1000 B.V. Facility Type Portfolio of 6 logistics properties leased on a long-term triple net basis Purchase Price $208 million Location Netherlands C1000 B.V. is a leading Dutch supermarket with 371 stores across the Netherlands Portfolio of 6 logistics properties represents the complete distribution network of C1000, supplying all of its supermarket stores in the country C1000 and its franchisee network comprise the second largest food retailer in the Netherlands Annual sales of €3.7 billion Investment Strategy

Investing for the Long RunTM | 33 Metro A.G. Facility Type 20 cash and carry stores Purchase Price $396 million Location Throughout Italy Lease is guaranteed by its German parent company, Metro A.G. Metro A.G. is the world’s largest cash and carry operator and third largest retailer, with 2011 revenues totaling €66 billion Facilities represent half of Metro’s Italian presence Investment Strategy

Case Study –
New Lease

W. P. CAREY

Google, Inc.

Venice, CA



Background

- **Acquirer:** WPC
- **Initial Acquisition:** 1994
- **Square Feet:** 67,682
- **Original Tenant:** Omnicom Group
- **Omnicom Lease Expiration:** 9/2010
- **Annual Rent:** $1.2M ($17.64 PSF)

Opportunity

- Landmark Frank Gehry Designed "Binoculars Building"
- Omnicom opted not to renew
- Communication w/Omnicom Management provided early visibility on non-renewal
- Enforced deferred maintenance
- Commenced marketing with Omnicom still on lease

Outcome

Worked With Adjacent Landlords to Create a 200,000 SF Campus, Transforming Downtown Venice

Landlord & tenant contributed capital for gut renovation

15-year lease, Annual Rent ~$30 PSF

Limited Downtime: Less than 4 months of vacancy

Placed $24M, 15-year, Non-Recourse Mortgage @ 5.15%

Investing for the long run™ | 34

Case Study – Opportunistic Disposition Investing for the long runTM | 35 Best Buy Co. Inc. National Big Box Portfolio Background Acquirer: CPA®:14 (37%) & CPA®:15 (63%) Initial Acquisition: 1993 Acquisition Cost: $46M Square Feet: 452,348 (12 stores) Annual Rent: $4.2M ($17.64 PSF) Remaining Lease Term: 6.5 years Opportunity Partial renewal rights Above-market contract rent Strong avg. store sales, but wide range 70% of rent from large-format stores BBY telegraphed shift from large format Outcome Sold Portfolio on 9/1/11 for $53.3M (7.7% cap, $118 PSF) Retail REIT capital imbalance: Lack of retail product Challenging $23M mortgage maturity in 2012 Ran accelerated marketing process BBY subsequently downgraded to BB+ on 8/6/12, 4 stores already closed, 30% of rent

Case Study – Opportunistic Disposition Investing for the long runTM | 36 Médica France, S.A. Nursing Homes in France Background Acquirer: WPC (46%) & CPA®:15 (54%) Initial Acquisition: 2002 Acquisition Cost: $43.5M Square Feet: 336,923 (6 nursing homes) Annual Rent: $6.2M ($18.40 PSF) Remaining Lease Term: 9.5 years Opportunity Lease extended to 12 years in 2009 Exchange Rate €1:$1.00 at acquisition, €1:$1.34 at time of sale 20-year old assets would require significant capex if leases not renewed Beneficial tax structure began to erode Assumable debt Outcome Sold Portfolio on 4/11/12 for $74.5M (6.2% cap, $222 PSF) Off-Market sale to large French REIT with expertise in nursing homes Buyer also funded 50% of tax costs Buyer assumed in-place debt, saving $4.4M in prepayment penalties

Case Study – Strategic Disposition

W. P. CAREY

Shoprite Supermarkets

Hudson Valley Area of NY


SHOP RITE

Background

- **Acquirer:** CPA®:14 (44%) & CPA®:15 (66%)
- **Initial Acquisition:** 1992, 1993
- **Acquisition Cost:** $20.1M
- **Square Feet:** 196,590 (3 grocery stores)
- **Annual Rent:** $3.3M ($16.91 PSF)
- **Remaining Lease Term**: ~12 years

Opportunity

- Store Competition: Each location threatened by pending Wal-Mart or Price Chopper
- One strong store masked looming competition & weak locations
- Low renewal probability
- $13.5M of near-term debt maturing, refi possible, but not optimal value
- 10+ years of remaining term = liquidity

Outcome

Sold Portfolio on 12/31/2011 for $37.1M (8.97% cap, $228 PSF)

Able to market broadly as investment sale (lease term)

Sold at 5% premium to base case underwritten value, 20% premium to downside case

Prior experience had shown potential for the degradation of value on 2nd generation grocery, exited at peak valuation

Investing for the long run™ | 37

Case Study –
Early Lease Extension

W. P. CAREY

Dr. Pepper Snapple Group

Houston & Irving, TX

Background

- **Acquirer:** WPC
- **Initial Acquisition:** 1989
- **Acquisition Price:** $28.4M
- **Original SF:** 721,947 (2 Bottling Plants)
- **Current Expanded SF:** 1.27 MSF
- **Annual Rent:** $5.0M ($3.52 PSF)
- **Remaining Lease Term**: 2 years

Opportunity

- Critical facilities-tenant expanded each facility over time with own capital
- Irving is largest Dr. Pepper plant
- Relationship w/Dr. Pepper management opened dialog with Dr. Pepper supply chain team
- $26M mortgage maturing in 2015

Outcome

Extended Lease on 8/8/12 to 17 yrs in Exchange for 10% Immediate Rent Reduction

Increases unlevered DCF value by ~$6M vs. base case

Long-Lease Term = Attractive Long Term Financing Options

Refinancing will generate ~$12M in excess proceeds w/ long amortization at historically low rates

Investing for the long run™ | 38